Exhibit 10.16

JOINDER AGREEMENT AND FIRST AMENDMENT

TO CREDIT AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

THIS JOINDER AGREEMENT AND FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made and entered into as of August 12, 2010, by and between UNILENS CORP. USA, a Delaware corporation (“Existing Borrower”), UNILENS VISION SCIENCES INC., a Delaware corporation (“New Borrower”; together with Existing Borrower, “Borrower”) and REGIONS BANK, an Alabama corporation (“Lender”).

RECITALS

A. Pursuant to that certain Credit and Security Agreement dated as of November 9, 2009 (as the same may be amended, supplemented, modified and restated from time to time, collectively, the “Loan Agreement”), Lender has agreed to make a Term Loan and Revolving Loan (as defined in the Loan Agreement) to Existing Borrower.

B. Existing Borrower has requested that Lender make the Term Loan and Revolving Loan (together, “Loans”) under the Loan Agreement available to the New Borrower, and Lender has agreed to do so upon the terms and subject to the conditions set forth herein and in the Loan Agreement provided (among other things) that the parties hereto execute and deliver this Amendment and otherwise comply with the agreements set forth herein and in the Loan Agreement.

C. In furtherance of the foregoing, the parties hereto desire to enter into this Amendment to join the New Borrower as a party to the Loan Agreement and to amend the Loan Agreement and the other loan documents executed in connection therewith (collectively, “Loan Documents”) in certain respects as provided herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement. For purposes of this Amendment, the term “Borrower” shall mean, each individually together, Existing Borrower and New Borrower.

Section 2. Addition and Joinder of New Borrower. Existing Borrower, New Borrower and Lender agree that, by execution and delivery of this Amendment and satisfaction of the other conditions set forth herein, New Borrower shall constitute and be deemed a “Borrower” under and for purposes of the Loan Agreement and all other Loan Documents. Accordingly, by its execution hereof, New Borrower hereby agrees as of the Effective Date (i) to be a party to the Loan Agreement as a “Borrower” thereunder, (ii) that it will be deemed to have made all of the representations and warranties of a “Borrower” under the Loan Agreement and to have and be bound, jointly and severally with the Existing Borrower, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Borrower” under and as set forth in the Loan Agreement, the Loan Documents and this Amendment, including, without limitation, the granting of the security interest in the Collateral under the Loan Documents, and (iii) agree to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Lender consistent and in connection with the Loan Agreement and this Amendment, In addition, Existing Borrower hereby reaffirms and agrees to be bound, jointly and severally with New Borrower, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Borrower” under and as set forth in the Loan Agreement, Loan Documents and this Amendment, and hereby agree to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Lender consistent and in connection with the Loan Agreement and this Amendment, as applicable.

Section 3. Grant of Security Interest by New Borrower.

(a) Without limiting anything contained herein or in the Loan Agreement, and to secure the payment and performance of the Obligations, New Borrower hereby grants to Lender a continuing security interest in and Lien upon, and pledges to Lender, all of its right, title and interest in and to the following whether now owned or existing, hereafter acquired or arising, or in which New Borrower now or hereafter has any rights, and wheresoever located (collectively and each individually, the “Collateral”), which security interest is intended to be a first priority security interest:

(i) Accounts;

(ii) Inventory;

(iii) General Intangibles;

(iv) All monies, residues and property of any kind of Borrower now or at any time hereafter in the possession or under the control of Lender or a bailee of Lender;

(v) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the aforesaid collateral and documents covering the aforesaid collateral, all property received wholly or partly in trade or exchange for such collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of such items or any interest therein whether or not they constitute “proceeds” as defined in the Uniform Commercial Code; and

(vi) All books, records, documents and ledger receipts of Borrower pertaining to any of the foregoing, including, without limitation, customer lists, credit files, computer records, computer programs, storage media and computer software used or acquired in connection with generating, processing and storing such books and records or otherwise used or acquired in connection with documenting information pertaining to the aforesaid collateral.

(b) Upon the execution and delivery of this Amendment, and upon the proper filing of the necessary financing statements, without any further action, Lender will have a good, valid and perfected first priority Lien and security interest in the Collateral to the extent the same may be obtained by UCC filings, subject to no transfer or other restrictions or Liens of any kind in favor of any other Person. No financing statement relating to any of the Collateral is on file in any public office except those (i) on behalf of Lender.

Section 4. Representations and Warranties.

(a) Notwithstanding any other provision of this Amendment, each of Existing Borrower and the New Borrower hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Existing Borrower or New Borrower, as the case may be, and confirms that they are true and correct in all material respects, (b) represents and warrants that they are Affiliates of each other, and (c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral (if any), free and clear of any Lien or security interest in favor of any other Person.

(b) Each of Existing Borrower and the New Borrower hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of incorporation, bylaws, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Event of Default exists, has occurred or is continuing.

Section 5. Reference to the Effect. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement and the other Loan Documents. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any default or Event of Default under any of the foregoing whether arising before or after the date hereof or as a result of performance hereunder.

Section 6. Governing Law and Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL PROVISION OF THE LOAN AGREEMENT.

Section 7. Headings and Counterparts. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

Section 8. Amendments. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This Amendment shall be considered part of the Loan Agreement and the other Loan Documents for all purposes.

Section 9. Entire Agreement. This Amendment, the Loan Agreement, and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

Section 10. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all of Lender’s transferees, and each of their respective successors and permitted assigns. Neither Existing Borrower nor any of the New Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any Borrower’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrower and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties have caused this Joinder Agreement and First Amendment to Credit and Security Agreement and Other Loan Documents to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:	REGIONS BANK, an Alabama banking corporation
By:
Name:
Title:

EXISTING BORROWER:	UNILENS CORP. USA, a Delaware corporation
	By:	/s/ Michael J. Pecora
Michael J. Pecora
President

NEW BORROWER:	UNILENS VISION SCIENCES INC., a Delaware corporation
	By:	/s/ Joan L. Yori
Joan L. Yori
Vice President

AMENDED AND RESTATED TERM NOTE

$5,400,000.00

August 12, 2010

FOR VALUE RECEIVED, the undersigned, UNILENS CORP. USA, a Delaware corporation and UNILENS VISION SCIENCES INC., a Delaware corporation (jointly and severally, “Maker”), promise to pay to the order of REGIONS BANK, an Alabama banking corporation (“Lender”), in lawful money of the United States of America, in immediately available funds, at the principal office of Lender at 100 North Tampa Street, Suite 3100, Tampa, Florida 33602, or at such other location as the Lender may designate from time to time, the principal sum of Five Million Four Hundred Thousand and No/100 Dollars ($5,400,000.00) or so much thereof which may be advanced by Lender in accordance with the terms of the Credit and Security Agreement dated as of November 9, 2009, as modified by that certain Joinder Agreement and First Amendment to Credit and Security Agreement dated as of the date hereof between Lender and Maker (as amended, “Loan Agreement”), together with interest thereon, as described below. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

This Note shall bear interest on the daily outstanding balance of principal at a variable rate per annum, calculated on a 365/360 basis, equal to (i) the LIBOR Rate plus three and one quarter percent (3.25%) if the Funded Debt to EBITDA ratio is less than 1:00 to 1:00, or (ii) the LIBOR Rate plus three and three quarters percent (3.75%) if the Funded Debt to EBITDA ratio is equal to or greater than 1:00 to 1:00, such LIBOR Rate to change automatically from time to time, but not more often than once per month. Notwithstanding the foregoing, in no event shall the interest rate thereunder be less than four and three quarters percent (4.75%) per annum; provided, however, such foregoing minimum rate shall not be applicable during any time that Swap Documents (as hereinafter defined) are in effect. Any necessary change to the interest rate spread shall occur within thirty (30) days after Lender’s receipt of Maker’s required financial reporting requirements.

The principal and interest under this Note shall be payable as follows:

(i) a principal payment in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) plus all accrued and unpaid interest shall be due and payable beginning on August 19, 2010 and continuing on the nineteenth (19th ) of each calendar month thereafter (each a “Payment Date”); and

(ii) The entire outstanding unpaid principal balance of this Note, together with accrued and unpaid interest and any other amounts due under this Note, the Loan Agreement and the other Loan Documents shall be due and payable on January 19, 2015 (“Maturity Date”).

Interest on the indebtedness evidenced by this Note shall accrue and be calculated on a 365/360 basis; that is by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

For purposes of this Note, the following terms shall have the following meanings:

“Interest Period” means, with respect to the initial Interest Period hereunder, the period commencing on the date funds are advanced on the Original Note (as hereinafter defined) and, with respect to any subsequent Interest Period hereunder, the period commencing on the last day of the immediately preceding Interest Period, and in any case ending on the day numerically corresponding to the date funds are advanced on this Note in the first month thereafter; provided that any Interest Period which begins on a day of a calendar month for which there is no numerically corresponding day in the appropriate subsequent calendar month shall end on the last day of the appropriate subsequent calendar month.

“LIBOR Business Day” shall mean a day on which the office of Lender at which payments on the Loan are to be made is open for business and on which dealings in U.S. dollar deposits are carried out in the London Interbank market.

“LIBOR Rate” shall mean, with respect to any Interest Period, the rate for deposits in U.S. dollars for a period comparable to the terms of such Interest Period which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London, England time on the day (the “Pricing Date”) that is two LIBOR Business Days preceding the first day of such Interest Period, as such rate is published on the Business Day next following the Pricing Date in the Money Market Section of The Wall Street Journal. If such rate cannot be so determined for any reason, Lender will request the principal London office of at least two banks to provide a quotation of its rate for deposits in U.S. dollars for a period comparable to the applicable quotations.

This Note is the Term Note referred to in, and issued pursuant to, the Loan Agreement, the terms of which are incorporated herein by reference. The Loan Agreement contains provisions for, among other things, the acceleration of the stated maturity of this Note upon the happening of certain stated events set forth therein.

Maker does hereby authorize and instruct Lender to debit and draft maker’s checking account maintained with Lender bearing account number 0123277386 (and/or any other accounts maintained with Lender) for all payments and amounts due to Lender monthly hereunder, as the monthly payments hereunder may vary from month to month.

The principal amount of this Note may be prepaid in whole or in part at any time without penalty. Early payments will not, unless agreed to by Lender in writing, relieve Maker of Maker’s obligation to make payments under the payment schedule.

In the event this Note is not paid in full on the Maturity Date, the amount due hereunder shall bear interest at a rate per annum equal to the interest rate calculated pursuant to the second paragraph hereof, plus an additional plus two percent (2.00%), such interest rate to change automatically from time to time, payable on demand. The aforesaid interest rate shall continue to apply whether or not judgment shall be entered on this Note.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or on any other day on which Lender’s offices in Birmingham, Alabama or such other office designated by Lender, are not open for business, such payment shall be made on the preceding Business Day.

If any payment is 15 or more days late, Maker will be charged a late fee equal to five percent (5.00%) of the unpaid portion of such payment.

In no contingency or event whatsoever shall the interest rate charged hereunder exceed the highest rate permissible under applicable state and federal law. In the event Lender has received interest hereunder in excess of the highest allowed rate, Lender shall promptly refund such excess to Maker.

All payments received by Lender hereunder shall be applied first to unpaid interest, second to the principal balance hereof and third to other charges payable by Maker.

The Term Loan made by Lender to Maker pursuant to the Loan Agreement and all payments and prepayments on account of the principal and interest thereof shall be recorded by Lender on the Term Loan Account which account statements, absent manifest error, shall be conclusive and binding on Maker; provided, however, that the failure of Lender to make any such recordation shall not limit or otherwise affect the obligation of Maker hereunder.

If Maker fails to pay any portion of the amounts due hereunder when due and payable or if Maker fails to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained herein, in the Loan Agreement, in the Revolving Credit Note, in the Swap Documents or in any of the Other Agreements, it shall be an Event of Default hereunder.

Maker hereby waives presentment, demand, protest and notice of any kind in connection with this Note.

This Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to the “Maker” and “Lender” shall be deemed to apply to Maker and Lender, respectively, and their respective successors and assigns.

Maker covenants and agrees that it will maintain in full force and effect that certain ISDA Master Agreement between Maker and Lender, or its affiliate, and all swap documents, and related agreements, together with any related schedules and confirmations entered into now or in the future (being collectively referred to as the “Swap Documents”), and promptly pay and perform all of its obligations under the Swap Documents. The payment of the Note, and the payment and performance of Maker’s obligations under the Swap Documents are hereby secured by the Loan Agreement and other related security instruments and all Swap Documents are deemed to be part of the Loan Documents. A default under any of the Swap Documents shall be a default under the Note, the Loan Agreement, and all security instruments related thereto. Notwithstanding any language contained in such documents, Maker shall not prepay the Note, or any indebtedness without simultaneously paying all sums due under the Swap Documents attributable or arising from such prepayment.

To the extent permitted by applicable law, Maker hereby grants to Lender and Lender reserves a right of setoff in all Maker’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Maker holds jointly with someone else and all accounts Maker may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Maker authorizes

Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

Maker hereby consents and agrees, without notice from Lender, to any extension of payment or waiver thereof with respect to this Note.

This Note, for all purposes, shall be governed by, and construed in accordance with, the laws of the State of Florida. In the event any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The obligations of each person and entity comprising Maker shall be joint and several. The unenforceability or invalidly of any provision of this Note as to any entity or circumstance shall not render that provision unenforceable or invalid as to any other entity or circumstance and all provisions hereof, in all other respects shall remain valid and enforceable.

WAIVER OF JURY TRIAL. NO PARTY TO THIS NOTE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAW SUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY SECURITY FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Maker hereby agrees that this is a renewal of that certain Term Note dated November 9, 2009 (“Original Note”) from Unilens Corp. USA to Lender (“Obligation”) and not a refinance of said Obligation. Maker further acknowledges and agrees that the Obligation has remained and shall continue without interruption or derogation of the security interest granted in connection therewith.

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IN WITNESS WHEREOF, Maker has executed this Note on the date first above written.

UNILENS CORP. USA, a Delaware corporation

By:	/s/ Michael J. Pecora
Michael J. Pecora President and CEO

UNILENS VISION SCIENCES INC., a Delaware corporation

By:	/s/ Joan L. Yori
Joan L. Yori
Vice President

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$1,500,000.00

August 12, 2010

FOR VALUE RECEIVED, the undersigned, UNILENS CORP. USA, a Delaware corporation and UNILENS VISION SCIENCES INC., a Delaware corporation (jointly and severally, “Maker”), promises to pay to the order of REGIONS BANK, an Alabama banking corporation (“Lender”), in lawful money of the United States of America, in immediately available funds, at the principal office of Lender at 100 North Tampa Street, Suite 3100, Tampa, Florida 33602, or at such other location as Lender may designate from time to time, the principal sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) or so much thereof which may have been advanced pursuant to the Credit and Security Agreement dated as of November 9, 2009, as modified pursuant to that certain Joinder Agreement and First Amendment to Credit and Security Agreement dated of even date herewith between Lender and Maker (as amended, “Loan Agreement”), together with interest thereon, as described below. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

This Note shall bear interest on the daily outstanding balance of principal at a variable rate per annum, calculated on a 365/360 basis, equal to (i) the LIBOR Rate plus three and one quarter percent (3.25%) if the Funded Debt to EBITDA ratio is less than 1:00 to 1:00, or (ii) the LIBOR Rate plus three and three quarters percent (3.75%) if the Funded Debt to EBITDA ratio is equal to or greater than 1:00 to 1:00, such LIBOR Rate to change automatically from time to time, but not more often than once per month. Notwithstanding the foregoing, in no event shall the interest rate hereunder be less than four and three quarters percent (4.75%) per annum. Any necessary change to the interest rate spread shall occur within thirty (30) days after Lender’s receipt of Maker’s required financial reporting requirements.

The principal and interest under this Note shall be payable as follows:

(i) an interest payment of all accrued unpaid interest on the outstanding principal balance of the Loan shall be due and payable beginning on September 9, 2010 and continuing on the ninth (9th) day of each calendar month thereafter (each a “Payment Date”); and

(ii) the entire outstanding unpaid principal balance of this Note, together with accrued and unpaid interest and any other amounts due under this Note, the Loan Agreement and the other Loan Documents shall be due and payable on November 8, 2010, subject to extension as more particularly described below (“Maturity Date”).

Interest on the indebtedness evidenced by this Note shall accrue and be calculated on a 365/360 basis; that is by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

This is a revolving credit note and the principal may be paid down and reborrowed during the term of this Note.

In Lender’s sole discretion, the Maturity Date may be extended for a term of 364 days. No more than two such extensions of the Maturity Date will be made. If Lender elects to allow the Maturity Date to be extended, no further action or documentation will be required of Lender or Borrower. If Lender elects to not allow the Maturity Date to be extended, Lender will mail a written notice of Lender’s election to Borrower’s address as reflected on Lender’s records for the Revolving Loan. Any such extension of the Maturity Date will be on the same terms, conditions and provisions of this Agreement and the Revolving Credit Note (except for the Maturity Date, which will be extended by 364 days), including, without limitation, Borrower’s obligation to make payments of principal and/or interest and this Note shall continue in full force and effect. Lender will have no obligation to extend the Maturity Date, and no extension of the Maturity Date will further obligate Lender to grant any subsequent, further or additional extensions of the Maturity Date.

For purposes of this Note, the following terms shall have the following meanings:

“Interest Period” means, with respect to the initial Interest Period hereunder, the period commencing on the date of the Original Note (as hereinafter defined) and, with respect to any subsequent Interest Period hereunder, the period commencing on the last day of the immediately preceding Interest Period, and in any case ending on the day numerically corresponding to the date of this Note in the first month thereafter; provided that any Interest Period which begins on a day of a calendar month for which there is no numerically corresponding day in the appropriate subsequent calendar month shall end on the last day of the appropriate subsequent calendar month.

“LIBOR Business Day” shall mean a day on which the office of Lender at which payments on the Loan are to be made is open for business and on which dealings in U.S. dollar deposits are carried out in the London Interbank market.

“LIBOR Rate” shall mean, with respect to any Interest Period, the rate for deposits in U.S. dollars for a period comparable to the terms of such Interest Period which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London, England time on the day (the “Pricing Date”) that is two LIBOR Business Days preceding the first day of such Interest Period, as such rate is published on the Business Day next following the Pricing Date in the Money Market Section of The Wall Street Journal. If such rate cannot be so determined for any reason, Lender will request the principal London office of at least two banks to provide a quotation of its rate for deposits in U.S. dollars for a period comparable to the applicable Interest Period and the rate for such Interest Period will be the arithmetic mean of such quotations.

“Minimum Rate” shall mean four and three quarters percent (4.75%) per annum.

This Note is the Revolving Credit Note referred to in, and issued pursuant to, the Loan Agreement, the terms of which are incorporated herein by reference. The Loan Agreement contains provisions for, among other things, the acceleration of the stated maturity of this Note upon the happening of certain stated events set forth therein.

Maker does hereby authorize and instruct Lender to debit and draft maker’s checking account maintained with Lender bearing account number 0123277386 (and/or any other accounts maintained with Lender) for all payments and amounts due to Lender monthly hereunder, as the monthly payments hereunder may vary from month to month.

The principal amount of this Note may be prepaid in whole or in part at any time without penalty. Early payments will not, unless agreed to by Lender in writing, relieve Maker of Maker’s obligation to make payments under the payment schedule.

In the event this Note is not paid in full on the Maturity Date, the amount due hereunder shall bear interest at a rate per annum equal to the interest rate calculated pursuant to the second paragraph hereof, plus an additional two percent (2.00%), such interest rate to change automatically from time to time, payable on demand. The aforesaid interest rate shall continue to apply whether or not judgment shall be entered on this Note.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or on any other day on which Lender’s offices in Birmingham, Alabama or such other office designation by Lender, are not open for business, such payment shall be made on the preceding Business Day.

If any payment is 15 or more days late, Maker will be charged a late fee equal to five percent (5.00%) of the unpaid portion of such payment.

In no contingency or event whatsoever shall the interest rate charged hereunder exceed the highest rate permissible under applicable state and federal law. In the event Lender has received interest hereunder in excess of the highest allowed rate, Lender shall promptly refund such excess to Maker.

All payments received by Lender hereunder shall be applied first to unpaid interest, second to the principal balance hereof and third to other charges payable by Maker.

All advances under the Revolving Credit Loan made by Lender to Maker pursuant to the Loan Agreement and all payments and prepayments on account of the principal and interest thereof shall be recorded by Lender on the Revolving Credit Loan Account which account statements, absent manifest error, shall be conclusive and binding on Maker; provided, however, that the failure of Lender to make any such recordation shall not limit or otherwise affect the obligation of Maker hereunder.

If Maker fails to pay any portion of the amounts due hereunder when due and payable or if Maker fails to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained herein, in the Loan Agreement, in the Term Note, in the Swap Documents or in any of the Other Agreements, it shall be an Event of Default hereunder.

Maker hereby waives presentment, demand, protest and notice of any kind in connection with this Note.

This Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to the “Maker” and “Lender” shall be deemed to apply to Maker and Lender, respectively, and their respective successors and assigns.

Provided that Maker draws funds under the Term Loan, Maker covenants and agrees that it will maintain in full force and effect that certain ISDA Master Agreement between Maker and Lender, or its affiliate, and all swap documents, and related agreements, together with any related schedules and confirmations entered into now or in the future (being collectively referred to as the “Swap Documents”), and promptly pay and perform all of its obligations under the Swap Documents. The payment of the Note, and the payment and performance of Maker’s obligations under the Swap Documents are hereby secured by the Loan Agreement and other related security instruments and all Swap Documents are deemed to be part of the Loan Documents. A default under any of the Swap Documents shall be a default under the Note, the Loan Agreement, and all security instruments related thereto. Notwithstanding any language contained in such documents, Maker shall not prepay the Note, or any indebtedness without simultaneously paying all sums due under the Swap Documents attributable or arising from such prepayment.

To the extent permitted by applicable law, Maker hereby grants to Lender and Lender reserves a right of setoff in all Maker’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Maker holds jointly with someone else and all accounts Maker may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Maker authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

Maker hereby consents and agrees, without notice from Lender, to any extension of payment or waiver thereof with respect to this Note.

This Note, for all purposes, shall be governed by, and construed in accordance with, the laws of the State of Florida. In the event any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

The obligations of each person and entity comprising Maker shall be joint and several. The unenforceability or invalidly of any provision of this Note as to any entity or circumstance shall not render that provision unenforceable or invalid as to any other entity or circumstance and all provisions hereof, in all other respects shall remain valid and enforceable.

WAIVER OF JURY TRIAL. NO PARTY TO THIS NOTE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAW SUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY SECURITY FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY WILL SEEK TO

CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Maker hereby agrees that this is a renewal of that certain Revolving Credit Note dated November 9, 2009 (“Original Note”) from Unilens Corp. USA to Lender (“Obligation”) and not a refinance of said Obligation. Maker further acknowledges and agrees that the Obligation has remained and shall continue without interruption or derogation of the security interest granted in connection therewith.

IN WITNESS WHEREOF, Maker has executed this Note on the date first above written.

UNILENS CORP. USA, a Delaware corporation

By:	/s/ Michael J. Pecora
Michael J. Pecora President and CEO

UNILENS VISION SCIENCES INC., a Delaware corporation

By:	/s/ Joan L. Yori
Joan L. Yori
Vice President